    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 12, 1996
                                                       REGISTRATION NO. 33-63453
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                       LATTICE SEMICONDUCTOR CORPORATION
             (Exact name of Registrant as specified in its charter)

               DELAWARE                                93-0835214
    (State or other jurisdiction of                 (I.R.S. Employer
    incorporation or organization)               Identification Number)

                              5555 NE MOORE COURT
                          HILLSBORO, OREGON 97124-6421
                                 (503) 681-0118
          (Address, including zip code and telephone number, including area code, of Registrant's principal executive offices)

                            ------------------------

                                 CYRUS Y. TSUI
          CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT
                              5555 NE MOORE COURT
                          HILLSBORO, OREGON 97124-6421
                                 (503) 681-0118
      (Name, address, including zip code, and telephone number, including area code, of agent for service)

                            ------------------------

                                   COPIES TO:

         LARRY W. SONSINI, ESQ.                 WILLIAM D. SHERMAN, ESQ.
           JOHN A. FORE, ESQ.                    C. JEFFREY CHAR, ESQ.
  WILSON SONSINI GOODRICH & ROSATI, PC            MORRISON & FOERSTER
           650 PAGE MILL ROAD                      755 PAGE MILL ROAD
      PALO ALTO, CALIFORNIA 94304             PALO ALTO, CALIFORNIA 94304
             (415) 493-9300                          (415) 813-5600

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The Registrant hereby withdraws from registration 375,000 shares of its Common Stock registered to cover an over-allotment option granted to the Underwriters. The over-allotment option was not exercised and has expired with respect to the unexercised shares. The Registration Statement is hereby amended, as appropriate, to reflect the expiration of such option.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hillsboro, State of Oregon, on the 12th of January, 1996.

                                          LATTICE SEMICONDUCTOR CORPORATION

                                          By:         /s/ RODNEY F. SLOSS

                                             -----------------------------------
                                                      Rodney F. Sloss,
                                                   VICE PRESIDENT, FINANCE

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                       TITLE                         DATE
------------------------------------------------------  ----------------------------------  ---------------------

                        */s/ CYRUS Y. TSUI              President, Chief Executive Officer
     -------------------------------------------          and Chairman of the Board           January 12, 1996
                    Cyrus Y. Tsui                         (Principal Executive Officer)

                      */s/ RODNEY F. SLOSS              Vice President, Finance (Principal
     -------------------------------------------          Financial and Accounting            January 12, 1996
                   Rodney F. Sloss                        Officer)

                      */s/ DANIEL S. HAUER
     -------------------------------------------        Director                              January 12, 1996
                   Daniel S. Hauer

                       */s/ HARRY A. MERLO
     -------------------------------------------        Director                              January 12, 1996
                    Harry A. Merlo

                      */s/ LARRY W. SONSINI
     -------------------------------------------        Director                              January 12, 1996
                   Larry W. Sonsini

                     */s/ DOUGLAS C. STRAIN
     -------------------------------------------        Director                              January 12, 1996
                  Douglas C. Strain

          *By:          /s/ RODNEY F. SLOSS
                --------------------------------------
          Rodney F. Sloss, Attorney-in-Fact

                                      II-1